Exhibit 10.1

DEBENTURE PURCHASE AGREEMENT

This DEBENTURE PURCHASE AGREEMENT, dated as of June 9, 2022 (this “Agreement”), is entered into by and among SMART FOR LIFE, INC., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (such purchasers, together with their respective successors and permitted assigns, each a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

A. The Company desires to raise capital in an amount of up to $4,000,000 through the sale and issuance of original issue discount subordinated debentures, in substantially the form attached hereto as Exhibit A (each a “Debenture” and collectively, the “Debentures”), to the Purchasers and the Purchasers desire to acquire the Debentures, all on the terms and conditions set forth herein. The Debentures will have an original issue discount of 15% and an interest rate of 17.5%. The minimum purchase amount for each Debenture is $100,000; provided, that the Company may accept other amounts in its sole discretion.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

1. Authorization and Sale.

(a) Issuance of the Debentures. At each Closing (as defined below), the Company agrees to issue and sell to each Purchaser, and, subject to all of the terms and conditions hereof, each Purchaser agrees to purchase, the Debentures for the purchase price set forth opposite such Purchaser’s name on the signature page hereto.

(b) Initial Closing. The initial closing of the purchase and sale of Debentures (the “Initial Closing”) will take place remotely via the electronic exchange of documents and signatures at 10:00 a.m. Eastern Time on the date of this Agreement, or at such other time and place as the Company and the Purchasers purchasing the Debentures in the Initial Closing may mutually agree.

(c) Additional Closings. The Company may, without obtaining the signature, consent or permission of any of the Purchasers, sell and issue to the Purchasers or to additional Purchasers (the “Additional Purchasers”) in one or more subsequent closings (each, an “Additional Closing” and, together with the Initial Closing, each, a “Closing”), prior to June 30, 2022, which date may be extended in the sole discretion of the Company’s board of directors, additional Debentures (the “Additional Debentures”) up to the aggregate purchase amount for all Debentures of $4,000,000; provided, however, that the aggregate amount of all Debentures issued at the Initial Closing and all Additional Debentures issued at Additional Closings pursuant to this Agreement may exceed $4,000,000 at the Company’s sole discretion. The Company and the Additional Purchasers purchasing Additional Debentures at each Additional Closing will execute counterpart signature pages to this Agreement and such Additional Purchasers will, upon delivery to the Company of such signature pages, become a party to, and bound by, this Agreement to the same extent as if they had been Purchasers at the Initial Closing.

(d) Delivery. At each Closing, the Company shall deliver to each Purchaser a Debenture in the purchase amount designated opposite such Purchaser’s name on the signature page hereto, against delivery of payment of the purchase price therefor and delivery of a counterpart signature page to this Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

(a) Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the Debentures (collectively, the “Transaction Documents”), the performance of all obligations of the Company thereunder, and the authorization, issuance, sale and delivery of the Debentures has been taken or will be taken prior to the Initial Closing. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Company has all requisite legal and corporate power to execute and deliver the Transaction Documents and to carry out and perform its obligations thereunder.

(b) Valid Issuance. The Debentures, when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Debentures, and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the offer, issue, and sale of the Debentures are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with the exemption provisions of Regulation D, Rule 506(c), promulgated under the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

(c) Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, except for any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefore.

(d) Compliance with Other Instruments. The making and performance of this Agreement by the Company does not violate in any material respect (i) any provision of its certificate of incorporation or bylaws or (ii) any provision of (A) any material mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, decree, order or writ applicable to the Company or any of its subsidiaries or (B) to its knowledge, any statute, rule or regulation applicable to the Company, which in either case (A) or (B) of this clause (ii), has had or could reasonably be deemed to have, individually or in the aggregate, a material adverse effect on the business, assets, properties, liabilities, operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company with respect to such Purchaser as follows:

(a) Power and Authority. The Purchaser has the requisite power and authority to enter into this Agreement and to purchase the Debentures, subject to all of the terms and conditions of this Agreement, and to carry out and perform all of its obligations hereunder.

(b) Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and legally binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Acquisition for Purchaser’s Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by its execution hereof the Purchaser confirms, that the Debentures will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to the Debentures.

(d) No Intention to Distribute. The Purchaser understands that the issuance and sale of the Debentures has not been registered under the Securities Act on the grounds that the sale provided for in this Agreement is or will be exempt from registration under the Securities Act, and that the Company’s reliance on such exemption is predicated in part on the Purchaser’s representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Debentures for a fixed or determined period in the future. The Purchaser does not have any such intention.

(e) Accredited Investor Status. The Purchaser represents that: (i) it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) its financial situation is such that it can afford to bear the economic risk of holding the Debentures purchased by it for an indefinite period of time and suffer a complete loss of its investment in the Debentures; (iii) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Debentures as contemplated by the Transaction Documents; (iv) it understands that its purchase of the Debentures is a speculative investment; (v) the purchase of the Debentures by it has been duly and properly authorized and this Agreement has been duly executed by it or on its behalf and constitutes its valid and legally binding obligation enforceable in accordance with its terms; and (vi) it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the Debentures. The Purchaser further represents that the Purchaser has completed the Accredited Investor Questionnaire set forth on Exhibit B attached hereto, and that all answers by the Purchaser contained on the completed form that is returned to the Company must be true and correct in all respects. The Purchaser agrees to provide any additional documentation the Company may reasonably request to verify that the Purchaser meets applicable accredited investor financial suitability standards.

(f) No Registration. The Purchaser understands that the Debentures may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Debentures or an available exemption from registration under the Securities Act, the Debentures must be held indefinitely. In particular, the Purchaser is aware that the Debentures may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. The Purchaser represents that, in the absence of an effective registration statement covering the Debentures, it will sell, transfer, or otherwise dispose of the Debentures only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 3(g) below.

(g) Restrictions on Transfer. The Purchaser agrees that in no event will it make a transfer or disposition of any of the Debentures (other than pursuant to an effective registration statement under the Securities Act, a Rule 144 sale in compliance with the terms of such Rule or, to the Company’s reasonable satisfaction, pursuant to an exemption from the Securities Act), unless and until (i) the Purchaser has notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Purchaser or transferee, it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act.

(h) Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Debentures involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Debentures for an indefinite period of time and to suffer a complete loss of its investment.

(i) Legend. The Purchaser understands that Debenture will be endorsed with a legend substantially as follows (in addition to any other applicable legends):

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

(j) Government Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority on the part of the Purchaser because of any special characteristic of such Purchaser is required in connection with the valid execution and delivery of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby; provided, however, that the Purchaser makes no representations as to compliance with applicable state securities laws.

(k) Finders’ Fees. The Purchaser represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the Company and any other Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its employees or representatives are responsible.

(l) Residence. The Purchaser is a legal resident of, and makes its principal legal residence or office in, the state set forth on the signature page hereto and made all decisions relating to the transaction contemplated by this Agreement in such state.

(m) Tax Matters. The Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents or representatives. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4. Miscellaneous.

(a) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to its conflicts of laws or choice of law provisions.

(c) Consent to Jurisdiction and Service of Process. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN FLORIDA WILL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL AND THAT SERVICE SO MADE WILL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

(d) Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or three business days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or sent by confirmed facsimile or electronic mail, addressed to such party at the address set forth on the signature page hereto, or at such other address as such party shall have furnished in writing.

(f)   Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement.

(g) Attorneys’ Fees. Should any litigation or arbitration be commenced between the parties hereto concerning this Agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys’ fees and costs in such litigation or arbitration, which fees and costs shall be determined by the court or arbitrator, as the case may be.

(h) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or any Purchaser or any subsequent holder of any Debentures upon any breach, default or noncompliance of any Purchaser, any subsequent holder of any Debentures or the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach, default or noncompliance under this Agreement or any waiver on the Company’s or the Purchaser’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Purchaser, shall be cumulative and not alternative.

(j) Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Purchasers holding not less than a majority of the then outstanding aggregate principal amount of the Debentures issued pursuant to this Agreement, voting together as a single group; provided, however, that no such amendment or waiver shall reduce the aforesaid percentage of Purchasers required to consent to any waiver or supplemental agreement, without the consent of the holders of all of the Debentures. Any amendment or waiver effected in accordance with this Section shall be binding upon each Purchaser. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Purchaser that have not previously consented thereto in writing.

(k) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Debenture Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

SMART FOR LIFE, INC.

By:
Name:	Alfonso J. Cervantes, Jr.
Title:	Executive Chairman

Address:

990 Biscayne Blvd., Suite 503
Miami, FL 33132
Attention: Alfonso J. Cervantes, Jr.
Email: aj.cervantes@smartforlifecorp.com

PURCHASER:

(Print Name Above)

(Sign Above)

If an entity:

Name:

Title:

Address:

Purchase Amount: $ ______________________

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